Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield U.S. Listed Real Estate Fund

Supplement dated June 5, 2020 to the Fund's Summary Prospectus,
Prospectus and Statement of Additional Information,
each dated April 29, 2020, as supplemented and amended to date

On May 21, 2020, the Board of Trustees of Brookfield Investment Funds (the "Trust"), on behalf of its series, Brookfield U.S. Listed Real Estate Fund (the "Fund"), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund (the "Liquidation"). Accordingly, effective 4:00 p.m. Eastern Time on June 12, 2020, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about June 29, 2020 (the "Liquidation Date"), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Redemption of Fund Shares" in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of other Funds in the Trust. In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you should have any questions regarding the Liquidation, please contact the Fund (toll free) at 1-855-244-4859.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.

Please retain this Supplement for reference.